UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2024

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UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 5, 2024, United Airlines, Inc. (the “Company”) caused Wilmington Trust, National Association, as pass through trustee for two pass through trusts newly-formed by the Company, to issue and sell Pass Through Certificates, Series 2024-1AA, and Pass Through Certificates, Series 2024-1A (collectively, the “Certificates”), in the aggregate face amount of $1,354,657,000.

The offer and sale of the Certificates were registered pursuant to the Securities Act of 1933, as amended, under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-275664) (the “Registration Statement”).

This Current Report on Form 8-K is being filed for the purpose of adding the opinion of Hughes Hubbard & Reed LLP that the Certificates are binding obligations as an exhibit with respect to the Registration Statement. See Item 9.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits. The documents listed as exhibits below are filed as exhibits with reference to the Registration Statement. The Registration Statement and the final Prospectus Supplement, dated July 22, 2024, to the Prospectus, dated November 20, 2023, relate to the offering of the Certificates.

Exhibit No.	Description

5.1	Opinion of Hughes Hubbard & Reed LLP

23.1	Consent of Hughes Hubbard & Reed LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES, INC.

Date: August 5, 2024	By:	/s/ Michael Leskinen
		Name:	Michael Leskinen
		Title:	Executive Vice President and Chief Financial Officer